                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  March 31, 1997




                          REDWOOD BROADCASTING, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Colorado                          33-00321                     84-0928022
------------------------       ----------------            -------------------
(State or other juris-         (Commission file              (IRS Employer
diction of incorporation            number)                Identification No.)
or organization)





P.O. Box 3463, 7518 Elbow Bend Rd., Bldg. A, Suite I, Carefree, Arizona  85377
------------------------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)




      Registrant's telephone number, including area code:  (602) 488-2596
      -------------------------------------------------------------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7:   FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION
------------------------------------------------------------------

          (a)  Financial Statements of Businesses Acquired

               Filed herewith are the Report of Independent Auditors, the Balance Sheet as of December 31, 1996 of KARZ/KNRO (A Division of Merit Broadcasting Corporation), Statement of Operations and Net Liabilities of Division for the year ended December 31, 1996 and the three months ended March 31, 1996 (unaudited), and Statements of Cash Flows for the year ended December 31, 1996 and the three months ended March 31, 1996 (unaudited), together with the Notes to Financial Statements.

               Also filed herewith are the Balance Sheet as of March 31, 1997 (unaudited) of KARZ/KNRO (A Division of Power Surge, Inc.), Statement of Operations and Net Assets of Division for the period January 31, 1997 through March 31, 1997 (unaudited), and Statement of Cash Flows for the period January 31, 1997 through March 31, 1997 (unaudited), together with the Notes to Financial Statements (Unaudited).

          (b)  Pro Forma Consolidated Financial Information

               Filed herewith are the Unaudited Pro Forma Consolidated Statement of Operations for the year ended March 31, 1997 and the Unaudited Pro Forma Consolidated Balance Sheet at March 31, 1997 of Redwood Broadcasting, Inc. and Subsidiaries.

==============================================================================

                         AUDITED FINANCIAL STATEMENTS
                                   KARZ/KNRO
                (A Division of Merit Broadcasting Corporation)
                               December 31, 1996
==============================================================================

INDEPENDENT AUDITORS' REPORT



KARZ/KNRO (A Division of Merit Broadcasting Corporation)


We have audited the accompanying balance sheet of KARZ/KNRO (A Division of Merit Broadcasting Corporation) as of December 31, 1996 and the related statements of operations and of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of KARZ/KNRO at December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




STOCKMAN KAST RYAN & SCRUGGS, P.C.
Colorado Springs, Colorado
May 9, 1997

KARZ/KNRO (A Division of Merit Broadcasting Corporation)

BALANCE SHEET
DECEMBER 31, 1996
-----------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
Cash                                                            $   4,661
Accounts receivable - net of allowance for
  doubtful accounts of $23,074                                     92,834
Other current assets                                               10,000
                                                                ----------
Total                                                             107,495

OPERATING PROPERTY AND EQUIPMENT - Net  (Note 3)                   70,280
                                                                ----------
TOTAL                                                           $ 177,775
                                                                =========

LIABILITIES AND NET LIABILITIES OF DIVISION

CURRENT LIABILITIES
Accounts payable and accrued liabilities                        $  10,877
Accrued interest payable to related parties (Note 2)               85,458
Line of credit borrowings (Note 4)                                  1,617
                                                                ----------
Total                                                              97,952

DEBT TO RELATED PARTIES (Note 2)                                  164,297

NET LIABILITIES OF DIVISION                                      (84,474)
                                                                ----------
TOTAL                                                           $ 177,775
                                                                =========

See notes to financial statements.

KARZ/KNRO (A Division of Merit Broadcasting Corporation)

STATEMENTS OF OPERATIONS AND NET LIABILITIES OF DIVISION
FOR THE YEAR ENDED DECEMBER 31, 1996
AND THE THREE MONTHS ENDED MARCH 31, 1996
-----------------------------------------------------------------------------

                                                  December 31,     March 31,
                                                      1996           1996
                                                                  (Unaudited)
                                                  ------------    -----------
REVENUE
Broadcasting                                       $  588,339      $ 130,342
Less agency commissions                                38,042          8,256
                                                   -----------     ----------
Net revenue                                           550,297        122,086
                                                   -----------     ----------
COSTS AND EXPENSES
General and administrative                            298,701         72,260
Programming and technical                             152,611         37,157
Sales                                                 104,014         19,719
                                                   -----------     ----------
Total                                                 555,326        129,136
                                                   -----------     ----------
LOSS FROM OPERATIONS                                    5,029          7,050

INTEREST EXPENSE (Note 2)                              17,526          4,245
                                                   -----------     ----------
NET LOSS                                               22,555         11,295

TRANSFERS TO OTHER DIVISIONS                            8,551

NET LIABILITIES OF DIVISION, Beginning of period       53,368         53,368
                                                   -----------     ----------
NET LIABILITIES OF DIVISION, End of period         $   84,474      $  64,663
                                                   ==========      =========

See notes to financial statements.

KARZ/KNRO (A Division of Merit Broadcasting Corporation)

STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1996 AND
THE THREE MONTHS ENDED MARCH 31, 1996
-----------------------------------------------------------------------------

                                                  December 31,     March 31,
                                                      1996           1996
                                                                  (Unaudited)
                                                  ------------    -----------
OPERATING ACTIVITIES
Net loss                                          $  (22,555)     $ (11,295)
Adjustments to reconcile net loss to net cash
provided by activities:
  Depreciation                                         8,887          2,222
  Changes in operating assets and liabilities:
    Accounts receivable                               20,256         13,713
    Accounts payable and accrued liabilities          (7,854)        48,653
    Accrued interest payable to related parties       16,930          4,233
                                                  -----------     ----------
Net cash provided by operating activities             15,664         57,526
                                                  -----------     ----------
FINANCING ACTIVITIES
Repayment of line of credit borrowings               (17,383)        (3,048)
Transfers to other divisions                          (8,551)
                                                  -----------     ----------
Net cash used in financing activities                (25,934)        (3,048)
                                                  -----------     ----------
NET INCREASE (DECREASE) IN CASH                      (10,270)        54,478

CASH, Beginning of period                             14,931         14,931
                                                  -----------     ----------
CASH, End of period                               $    4,661      $  69,409
                                                  ==========      =========

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest                            $    1,058      $     265
                                                  ==========      =========


See notes to financial statements.

KARZ/KNRO (A Division of Merit Broadcasting Corporation)

NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     General -
     -------
          Merit Broadcasting Corporation (the Company) owned and operated radio stations KARZ-FM and KNRO-AM (together, KARZ/KNRO) in Redding, California through January 31, 1997, at which time KARZ/KNRO was acquired by Power Curve, Inc.

          The Company owns and operates two other radio stations and accounts for the activities of the stations as separate divisions. The accompanying financial statements include only the accounts of the KARZ/KNRO division of the Company.

     Interim Financial Statements -
     ----------------------------
          The financial statements for the three months ended March 31, 1996 are unaudited. In management's opinion, the financial statements reflect all adjustments necessary for a fair presentation of the results for the three months ended March 31, 1996, all adjustments being of a normal and recurring nature.

     Accounts Receivable -
     -------------------
          Concentrations of credit risk with respect to receivables are limited due to the large number of customers in diverse industries and generally short payment terms. Due to these factors, no additional credit risk beyond amounts provided for collection losses is believed inherent in the accounts receivable of KARZ/KNRO.

     Operating Property and Equipment -
     --------------------------------
          Property and equipment is recorded at cost and is depreciated using accelerated methods over lives as follows: buildings - 35 years; vehicles - 5 years; towers and improvements - 5 to 10 years; and other equipment - 5 to 7 years. The recoverability of the carrying value of operating property and equipment is evaluated periodically in relation to the estimated value of the radio stations based on their operating performance and non-discounted cash flows.

     Income Taxes -
     ------------
          As a division of the Company, KARZ/KNRO is not a taxable entity. Accordingly, no provision or credit for income taxes has been made in the accompanying financial statements.

     Statement of Cash Flows -
     -----------------------
          For purposes of the statement of cash flows, highly liquid accounts maturing within three months of acquisition are considered to be cash equivalents.

     Use of Estimates -
     ----------------
          The preparation of KARZ/KNRO's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Geographic Area -
     ---------------
          KARZ/KNRO broadcasts in Northern California. This results in a risk to the Company due to the concentration in one geographic area.


2.   RELATED PARTY TRANSACTIONS
     --------------------------
     The Company has debt to its shareholders totalling $164,297 as of December 31, 1996. The debt is unsecured, bears interest at 10% and has no maturity date. Accrued interest on such debt was $85,458 as of December 31, 1996. Such debt and the related accrued interest has been recorded on the accompanying financial statements of KARZ/KNRO as it relates to the acquisition of assets of KARZ/KNRO.

     The Company has debt to a former shareholder totalling $644,825 as of December 31, 1996. Accrued interest on such debt was $45,867 as of December 31, 1996. Since such debt was incurred for the purchase of treasury stock of the Company, it has been recorded at the corporate level and has not been recorded on the accompanying KARZ/KNRO financial statements. Had such debt been recorded on the accompanying KARZ/KNRO financial statements as of December 31, 1996, net liabilities would have increased by $690,692 and net loss would have increased by $29,917.


3.   OPERATING PROPERTY AND EQUIPMENT
     --------------------------------
     Operating property and equipment consists of the following at December 31, 1996:

     Land                                                        $  23,000
     Building                                                       22,644
     Towers and improvements                                       126,099
     Equipment                                                     191,856
     Vehicles                                                       26,914
                                                                 ----------
     Total                                                         390,513
     Less accumulated depreciation                                 320,233
                                                                 ----------
     Operating property and equipment - net                      $  70,280
                                                                 =========


4.   LINE OF CREDIT
     --------------
     The Company has a $50,000 line of credit agreement with a bank which is unsecured, bears interest at the bank's index rate plus 1.5% and matured on February 15, 1997. The Company borrowed $19,000 under the line of credit agreement in 1995 for the purchase of equipment for KARZ/KNRO. Accordingly, such borrowings have been recorded on the KARZ/KNRO financial statements. As of December 31, 1996, the outstanding borrowings under the agreement totalled $1,617.

5.   BUILDING LEASE
     --------------
     KARZ/KNRO leases its offices under a month-to-month operating lease agreement. Lease expense totalled $19,908 during 1996.

=============================================================================

                        UNAUDITED FINANCIAL STATEMENTS
                                   KARZ/KNRO
                       (A Division of Power Surge, Inc.)
                                 March 31, 1997
=============================================================================

KARZ/KNRO (A Division of Power Surge, Inc.)

BALANCE SHEET
MARCH 31, 1997 (UNAUDITED)
-----------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
Cash                                                            $  14,087
Accounts receivable - net of allowance for
  doubtful accounts of $600                                        50,679
                                                                ----------
Total                                                              64,766

OPERATING PROPERTY AND EQUIPMENT - net  (Note 3)                  145,239

NONCOMPETE AGREEMENT - net of accumulated amortization
  of $8,333                                                       141,667

FCC LICENSE - net of accumulated amortization of $6,000           894,000
                                                                ----------
TOTAL                                                           $1,245,672
                                                                =========

LIABILITIES AND NET ASSETS OF DIVISION

CURRENT LIABILITIES
Accounts payable and accrued liabilities                        $  41,596
Advances payable to Power Curve                                    11,000
                                                                ----------
Total                                                              52,596

NET ASSETS OF DIVISION                                          1,193,076
                                                                ----------
TOTAL                                                           $ 1,245,672
                                                                =========


See notes to financial statements.

KARZ/KNRO (A Division of Power Surge, Inc.)

STATEMENT OF OPERATIONS AND NET ASSETS OF DIVISION
FOR THE PERIOD JANUARY 31, 1997 THROUGH MARCH 31, 1997 (UNAUDITED)
-----------------------------------------------------------------------------

REVENUE
Broadcasting                                                    $  74,703
Less agency commissions                                             5,893
                                                                ----------
Net revenue                                                        68,810
                                                                ----------
COSTS AND EXPENSES
General and administrative                                         43,297
Programming and technical                                          24,370
Sales                                                               8,067
                                                                ----------
Total                                                              75,734
                                                                ----------
NET LOSS                                                            6,924

NET ASSETS OF DIVISION, Beginning of period                     1,200,000
                                                                ----------
NET ASSETS OF DIVISION, End of period                           $1,193,076
                                                                =========

See notes to financial statements.

KARZ/KNRO (A Division of Power Surge, Inc.)

STATEMENT OF CASH FLOWS
FOR THE PERIOD JANUARY 31, 1997 THROUGH MARCH 31, 1997 (UNAUDITED)
-----------------------------------------------------------------------------

OPERATING ACTIVITIES
Net loss                                                        $ (6,924)
Adjustments to reconcile net loss to net cash
provided by activities:
 Depreciation and amortization                                    19,094
 Changes in operating assets and liabilities:
    Accounts receivable                                          (50,679)
    Accounts payable and accrued liabilities                      41,596
                                                                ---------
Net cash provided by operating activities                          3,087
                                                                ---------
FINANCING ACTIVITIES
Advances from Power Curve                                         11,000
                                                                ---------
NET INCREASE IN CASH                                              14,087

CASH, Beginning of period                                              0
                                                                ---------
CASH, End of period                                             $ 14,087
                                                                ========

See notes to financial statements.

KARZ/KNRO (A Division of Power Surge, Inc.)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     General -
     -------
          KARZ-FM and KNRO-AM (together, KARZ/KNRO) are radio stations in Redding, California. Power Curve, Inc. (Power Curve) acquired KARZ/KNRO on January 31, 1997 from Merit Broadcasting Corporation (see Note 2). On March 31, 1997, the ownership of KARZ/KNRO was transferred to Power Curve's wholly owned subsidiary, Power Surge, Inc. (Power Surge). On April 1, 1997, the operation of KARZ/KNRO was transferred to Redwood Broadcasting, Inc. (Redwood) pursuant to a local management agreement. Power Curve and Redwood are affiliated through common ownership.

          The statements of operations and net assets of division and of cash flows reflect the activities of KARZ/KNRO for the period
          January 31, 1997 through March 31, 1997, during which time KARZ/KNRO was a division of Power Curve. The following unaudited pro forma information reflects the results of operations of KARZ/KNRO for the three-month period ended March 31, 1997, had Power Curve acquired KARZ/KNRO on January 1, 1997:

               Net revenue                                       $ 106,159
               Net loss                                             33,625

     Interim Financial Statements -
     ----------------------------
          The financial statements for the period January 31, 1997 through March 31, 1997 are unaudited. In management's opinion, the financial statements reflect all adjustments necessary for a fair presentation of the results for the period January 31, 1997 through March 31, 1997, all adjustments being of a normal and recurring nature.

     Accounts Receivable -
     -------------------
          Concentrations of credit risk with respect to receivables are limited due to the large number of customers in diverse industries and generally short payment terms. Due to these factors, no additional credit risk beyond amounts provided for collection losses is believed inherent in the accounts receivable of KARZ/KNRO.

     Operating Property and Equipment -
     --------------------------------
          Property and equipment is recorded at cost and is depreciated using accelerated methods over lives as follows: buildings - 35 years; equipment - 5 to 7 years; furniture and fixtures - 5 to 7 years.
          The recoverability of the carrying value of operating property and equipment is evaluated periodically in relation to the estimated value of the radio stations based on their operating performance and non-discounted cash flows.

     FCC License -
     -----------
          The Federal Communications Commission (FCC) license represents the excess purchase price paid by Power Curve for KARZ/KNRO over the fair value of the acquired operating property and equipment and non-compete agreement and is being amortized on a straight-line basis over 25 years.

     Noncompete Agreement -
     --------------------
          The cost of obtaining the agreement not to compete is being amortized over the three-year period of the agreement.

     Income Taxes -
     ------------
          As a division of Power Surge, KARZ/KNRO is not a taxable entity. Accordingly, no provision or credit for income taxes has been made in the accompanying financial statements.

     Statement of Cash Flows -
     -----------------------
          For purposes of the statement of cash flows, highly liquid accounts maturing within three months of acquisition are considered to be cash equivalents.

     Use of Estimates -
     ----------------
          The preparation of KARZ/KNRO's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Geographic Area -
     ---------------
          KARZ/KNRO broadcasts in Northern California. This results in a risk to Power Surge due to the concentration in one geographic area.


2.   ACQUISITION OF KARZ/KNRO
     ------------------------
     Pursuant to an agreement dated October 29, 1996, KARZ/KNRO was acquired by Power Curve on January 31, 1997 for a total purchase price of $1,200,000 consisting of $480,000 in cash and a $720,000 promissory note. The note is payable in monthly installments of principal and interest of $8,735, bears interest at a rate of 8% and matures on January 31, 2007. Power Surge did not assume the promissory note upon the transfer of ownership of KARZ/KNRO from Power Curve; accordingly, outstanding borrowings on the promissory note have not been reflected in the accompanying financial statements of KARZ/KNRO.

     The $1,200,000 purchase price has been allocated to operating property and equipment, noncompete agreement and FCC license in the accompanying KARZ/KNRO financial statements based on estimated fair values.


3.   OPERATING PROPERTY AND EQUIPMENT
     --------------------------------
     Operating property and equipment consists of the following at March 31, 1997:

               Buildings and improvements                        $  75,000
               Equipment                                            40,000
               Transmitter                                          30,000
               Furniture and fixtures                                5,000
                                                                 ----------
               Total                                               150,000
               Less accumulated depreciation                         4,761
                                                                 ----------
               Operating property and equipment - net            $ 145,239
                                                                 =========

     KARZ/KNRO leases its offices under a month-to-month operating lease agreement. Lease expense totalled $1,145 during the period January 31, 1997 through March 31, 1997.

=============================================================================

                SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA
                  REDWOOD BROADCASTING, INC. AND SUBSIDIARIES
                                March 31, 1997
=============================================================================

SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following tables set forth selected pro forma consolidated financial data for the Company. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended March 31, 1997 gives effect to the acquisition of KARZ/KNRO as if such transaction had occurred on April 1, 1996. The Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1997 gives effect to the acquisition of KARZ/KNRO as if such transaction had occurred on March 31, 1997. The selected pro forma consolidated financial data set forth below do not purport to reflect what the results of operations or financial condition of the Company would have been if the acquisition had occurred on the dates specified above or to project the results of operations or financial condition of the Company for any future date or period.

REDWOOD BROADCASTING, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997
--------------------------------------------------------------------------------------------------------------

                               Redwood
                         Broadcasting, Inc.
                          and Subsidiaries       KARZ/KNRO          Pro Forma       Pro Forma
                             Historical       Historical (1)       Adjustments       Balances
                         ------------------   --------------     ---------------   ------------
Net revenues                $   507,917         $ 534,370                          $ 1,042,287

Operating expenses            1,011,865           558,807        $  78,548  (2)      1,649,220
                            ------------        ----------       ----------        ------------
Loss from operations           (503,948)          (24,437)         (78,548)           (606,933)

Other income (expense)          544,051           (14,692)          13,634  (3)        542,993
                            ------------        ----------       ----------        ------------
Net income (loss)           $    40,103         $ (30,129)       $ (64,914)        $   (63,940)
                            ===========         ==========       ==========        ============

(1) Reflects the operations of KARZ/KNRO as a division of Merit Broadcasting Corporation for the ten months ended January 31, 1997 and as a division of Power Surge, Inc. for the two months ended March 31, 1997.

(2) Represents additional depreciation and amortization expense that would have been recognized if the acquisition of KARZ/KNRO had occurred on April 1, 1996.

(3) Represents the reduction of interest expense relating to KARZ/KNRO debt that would have been repaid if the acquisition of KARZ/KNRO had occurred on April 1, 1996.

REDWOOD BROADCASTING, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 1997
-------------------------------------------------------------------------------
                                     Redwood
                               Broadcasting, Inc.
                                and Subsidiaries       KARZ/KNRO          Pro Forma       Pro Forma
                                   Historical       Historical (1)       Adjustments       Balances
                               ------------------   --------------   ------------------  ------------
ASSETS

CURRENT ASSETS
Cash                               $  40,791         $   14,087                            $    54,878
Accounts receivable, net             193,106             50,679                                243,785
Receivable                           633,000                                                   633,000
Other                                 10,807                                                    10,807
                                   ----------        -----------      ----------           ------------
Total current assets                 877,704             64,766                                942,470

Property and equipment, net          219,345            145,239                                364,584
License, net                         928,473            894,000       $    6,000   (1)       1,828,473
Note receivable                      200,000                                                   200,000
Other                                226,741            141,667            8,333   (1)         376,741
                                   ----------        -----------      ----------           ------------
TOTAL                              $2,452,263        $1,245,672       $   14,333           $ 3,712,268
                                   =========         ==========       ==========           ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and
 accrued liabilities               $ 478,980         $   41,596                            $   520,576
Current portion of notes
 payable                              62,884                                                    62,884
Other current liabilities             21,716             11,000                                 32,716
                                   ----------        -----------      -----------          ------------
Total current liabilities            563,580             52,596                                616,176

NOTES PAYABLE                      1,305,657                                                 1,305,657
                                   ----------        -----------      -----------          ------------
TOTAL LIABILITIES                  1,869,237             52,596                              1,921,833
                                   ----------        -----------      -----------          ------------
STOCKHOLDERS' EQUITY
Preferred stock
Common stock                           4,300                                                     4,300
Additional paid-in capital         1,039,328                          $1,207,409   (1)(2)    2,246,737
Accumulated deficit                 (415,602)                                                 (415,602)
Note receivable from stockholder     (45,000)                                                  (45,000)
Net assets of division                                1,193,076       (1,193,076)  (2)
                                   ----------        -----------      -----------          ------------
Total stockholders' equity           583,026          1,193,076           14,333             1,790,435
                                   ----------        ------------     -----------          ------------
TOTAL                              $2,452,263        $1,245,672       $   14,333           $ 3,712,268
                                   =========         ===========      ==========           ===========

(1) Represents reduction in amortization expense that was recognized on the purchase price allocation to fee license and noncompete agreement from January 1, 1997 through March 31, 1997.

(2) Represents contribution of capital assuming the acquisition of KARZ/KNRO on March 31, 1997.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              REDWOOD BROADCASTING, INC.



Date:     6/13/97             By:  /s/ John C. Power
       --------------              --------------------------
                                   John C. Power



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